Exhibit(s)(a)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Institutional Senior Floating-Rate Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Institutional Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


           Signature                  Title                         Date
           ---------                  -----                         ----


/s/ James B. Hawkes         President, Principal Executive
--------------------------       Officer and Trustee            November 5, 2001
    James B. Hawkes


/s/ James L. O'Connor       Treasurer and Principal Financial  November 20, 2001
--------------------------       and Accounting Officer
    James L. O'Connor


/s/ Jessica M. Bibliowicz
--------------------------            Trustee                  November 9, 2001
    Jessica M. Bibliowicz


/s/ Donald R. Dwight
--------------------------            Trustee                  November 5, 2001
    Donald R. Dwight


/s/ Samuel L. Hayes, III
--------------------------            Trustee                  November 5, 2001
    Samuel L. Hayes, III


/s/ Norton H. Reamer
--------------------------            Trustee                  November 5, 2001
    Norton H. Reamer


/s/ Lynn A. Stout
--------------------------            Trustee                  November 5, 2001
    Lynn A. Stout


/s/ Jack L. Treynor
--------------------------            Trustee                  November 5, 2001
    Jack L. Treynor